UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Funds
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PRELIMINARY COPY SUBJECT TO COMPLETION

Aberdeen Funds

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China A Share Equity Fund

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen Focused U.S. Equity Fund

Aberdeen Global Absolute Return Strategies Fund

Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund

Aberdeen Income Builder Fund

Aberdeen Intermediate Municipal Income Fund

Aberdeen International Equity Fund

Aberdeen International Real Estate Equity Fund

Aberdeen International Small Cap Fund

Aberdeen Japanese Equities Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Short Duration High Yield Municipal Fund

Aberdeen Ultra Short Municipal Income Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

FEBRUARY 25, 2020

To the Shareholders of Aberdeen Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Aberdeen Funds, a Delaware statutory trust (the “Trust”), will be held at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, Pennsylvania 19103, on Wednesday, February 25, 2020, at 10:30 a.m., eastern time.  The purpose of the Meeting is to consider and act upon the following proposals:

1. All series of the Trust (each, a “Fund” and, collectively, the “Funds”): To elect four nominees to the Trust’s Board of Trustees, each such Trustee to hold office until a successor is duly elected and qualifies.

2. Each of Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund, Aberdeen Dynamic Allocation Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Absolute Return Strategies Fund, Aberdeen Intermediate Municipal Income Fund, Aberdeen International Equity Fund, Aberdeen International Small Cap Fund, Aberdeen U.S. Mid Cap Equity Fund and Aberdeen U.S. Small Cap Equity Fund: To amend the Fund’s fundamental investment restriction regarding industry concentration.

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The proposals are discussed in greater detail in the enclosed Proxy Statement.  You are entitled to notice of, and to vote at, the Meeting if you owned shares of a Fund at the close of business on December 23, 2019 (the “Record Date”). If you attend the Meeting, you may vote your shares in person.

You are cordially invited to attend the Meeting. Any shareholder who does not expect to attend the Meeting in person is requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may nevertheless vote in person at the Meeting if you choose to attend. All persons wishing to be admitted to an Meeting must present photo identification. If you plan to attend the Meeting, we ask that you call us in advance at [phone number].

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 25, 2020: This Notice and the Proxy Statement are available on the Internet at [website]. On this website, you will be able to access the Notice, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Trustees,
/s/ Megan Kennedy
Megan Kennedy
Vice President and Secretary of the Trust

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

January [10], 2020

2

PRELIMINARY COPY SUBJECT TO COMPLETION

Aberdeen Funds

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China A Share Equity Fund

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen Focused U.S. Equity Fund

Aberdeen Global Absolute Return Strategies Fund

Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund

Aberdeen Income Builder Fund

Aberdeen Intermediate Municipal Income Fund

Aberdeen International Equity Fund

Aberdeen International Real Estate Equity Fund

Aberdeen International Small Cap Fund

Aberdeen Japanese Equities Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Short Duration High Yield Municipal Fund

Aberdeen Ultra Short Municipal Income Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Aberdeen Funds, a Delaware statutory trust (the “Trust”), for use at a Special Meeting of Shareholders (the “Meeting”), to be held at the offices of Aberdeen Standard Investments Inc. (“ASII”), 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, on Wednesday, February 25, 2020, at 10:30 a.m., eastern time and at any adjournments thereof. A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. The Notice of Special Meeting of Shareholders, this Proxy Statement and proxy card are first being made available to shareholders on or about January [10], 2020.

The Meeting has been called for the purpose of having the shareholders of the Trust consider and take action upon the proposals listed in the Notice and described below (each a “Proposal” and collectively, the “Proposals”). This Proxy Statement contains information you should know before voting on the Proposals.

As described in greater detail below, Proposal 1 asks shareholders of all series of the Trust (each, a “Fund” and, collectively, the “Funds”) to elect nominees to the Board. Proposal 2 asks shareholders of each of the following Funds to amend the Fund’s fundamental investment restriction regarding industry concentration: Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund, Aberdeen Dynamic Allocation Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Absolute Return Strategies Fund, Aberdeen Intermediate Municipal Income Fund, Aberdeen International Equity Fund, Aberdeen International Small Cap Fund, Aberdeen U.S. Mid Cap Equity Fund and Aberdeen U.S. Small Cap Equity Fund (collectively, the “Proposal 2 Funds”). The following is a list of the Proposals presented in this Proxy Statement and the shareholders of the Funds that are entitled to vote on such Proposals:

Proposal	Description of Proposal	Fund Shareholders Entitled to Vote
1	To elect Rahn K. Porter, Neville J. Miles, Steve Rappaport and Radhika Ajmera as Trustees of the Trust	All Funds
2	To amend the fundamental investment restriction regarding industry concentration	The Proposal 2 Funds
3	To transact such other business as may properly come before the Meeting and any adjournments thereof	All Funds

With respect to Proposal 1, the election of Trustees, shareholders of all of the Funds will vote together as a single class. Proposal 1 requires a vote of the plurality of the votes cast by all of the Funds voting together as a single class.

With respect to Proposal 2, the amendment to each Proposal 2 Fund’s fundamental investment restriction regarding industry concentration, shareholders of the Proposal 2 Fund will vote together as a single class with respect to that Proposal 2 Fund. With respect to each Proposal 2 Fund, Proposal 2 requires the vote of the lesser of: (A) 67% or more of the voting securities of the Proposal 2 Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Proposal 2 Fund are present or represented by proxy, or (B) a majority of the Proposal 2 Fund’s outstanding voting securities.  The approval of Proposal 2 with respect to any Proposal 2 Fund is not conditional on the approval of Proposal 2 by any other Proposal 2 Fund, and shall be implemented for any Proposal 2 Fund that meets the required vote regardless of whether other Proposal 2 Funds’ shareholders approve it.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR the proposed election of each Trustee nominee (Proposal 1), and if applicable, FOR the amendment of the applicable Proposal 2 Fund’s fundamental investment restriction regarding industry concentration (Proposal 2). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder giving a proxy in advance of the Meeting has the power to revoke it by mail (addressed to the Secretary of the Trust, c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103), by executing a superseding proxy or by attending the Meeting in person and voting at the Meeting. Shares owned by any shareholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Shareholders do not have dissenter’s rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

The presence at the Meeting, in person or by proxy, of the shareholders entitled to cast thirty-three and one-third percent (33 1/3%) of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. If a quorum is not present or sufficient votes to approve a Proposal are not received by the date of the Meeting, the Meeting may be adjourned by vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, or by the Chairman of the Board or chairperson of the Meeting, the president of the Trust in the absence of the Chairman of the Board or chairperson of the Meeting, or any vice president or other authorized officer of the Trust in the absence of the president. Any adjournment may be made with respect to any business which might have been transacted at the Meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the Record Date (as defined below). At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

For purposes of determining the presence of a quorum at the Meeting, abstentions and “broker non-votes” will be treated as shares that are present at the Meeting. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Trust but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.  Because Proposal 1 must be approved by a plurality vote, abstentions and broker non-votes will have no effect on the result of the vote. Because Proposal 2 must be approved by a percentage of the applicable Proposal 2 Fund’s voting securities present at the Meeting or a majority of the Proposal 2 Fund’s outstanding shares, abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against Proposal 2.

The Board has fixed the close of business on December 23, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Trust had outstanding a total of [  ] shares of beneficial interest. Each Fund had outstanding shares of beneficial interest as noted below:

Fund	Number of Shares Outstanding on Record Date
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	[ ]
Aberdeen China A Share Equity Fund	[ ]
Aberdeen Diversified Alternatives Fund	[ ]
Aberdeen Diversified Income Fund	[ ]
Aberdeen Dynamic Allocation Fund	[ ]
Aberdeen Dynamic Dividend Fund	[ ]
Aberdeen Emerging Markets Debt Fund	[ ]
Aberdeen Emerging Markets Fund	[ ]
Aberdeen Focused U.S. Equity Fund	[ ]
Aberdeen Global Absolute Return Strategies Fund	[ ]
Aberdeen Global Equity Fund	[ ]
Aberdeen Global Infrastructure Fund	[ ]
Aberdeen Income Builder Fund	[ ]
Aberdeen Intermediate Municipal Income Fund	[ ]
Aberdeen International Equity Fund	[ ]
Aberdeen International Real Estate Equity Fund	[ ]
Aberdeen International Small Cap Fund	[ ]
Aberdeen Japanese Equities Fund	[ ]
Aberdeen Realty Income & Growth Fund	[ ]
Aberdeen Short Duration High Yield Municipal Fund	[ ]
Aberdeen Ultra Short Municipal Income Fund	[ ]
Aberdeen U.S. Mid Cap Equity Fund	[ ]
Aberdeen U.S. Multi-Cap Equity Fund	[ ]
Aberdeen U.S. Small Cap Equity Fund	[ ]

The Trust’s management knows of no business other than that mentioned in the Notice of Special Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to Be Held on Wednesday, February 25, 2020 at 1900 Market Street, Suite 200, Philadelphia, PA 19103: The Proxy Materials and the Funds’ most recent annual and semi-annual reports are available on the Internet at [website]. The Funds will furnish, without charge, a copy of their annual or semi-annual report(s) to any shareholder requesting such report(s). Requests for semi-annual or annual reports should be made by writing to Aberdeen Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

THE TRUST’S BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSALS.

PROPOSAL 1: ELECTION OF TRUSTEES

Proposal 1 is to elect Rahn K. Porter, Neville J. Miles, Steve Rappaport and Radhika Ajmera, as Trustees of the Trust, each to serve until his or her successor is duly elected and qualifies.  Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominees as Trustees of the Trust.

Each nominee for Trustee of the Trust has consented to be named in this Proxy Statement and to serve as a Trustee of the Trust if elected.  The Board has no reason to believe that the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting, the persons named as proxies in the proxy cards will vote for such person as the Board may designate to replace the nominee.

Information Concerning Trustees and Nominees

The following table sets forth information concerning the nominees for Trustee of the Trust, as well as the other current Trustees of the Trust. None of the Trustee nominees are considered to be “interested persons” (as defined in the U.S. Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Trustee”).  Except for Mr. Martin Gilbert, all of the current Trustees of the Trust are considered to be Independent Trustees.

Name, Address of Nominee/ Trustee, Year of Birth	Principal Occupation or Employment During Past Five Years	Trustee Since(1)	Number of Funds in Fund Complex Overseen by Nominee/ Trustee(2)	Other Directorships During Past Five Years
INDEPENDENT TRUSTEE NOMINEES:
Radhika Ajmera Year of Birth: 1964	Ms. Ajmera has been an independent consultant since 2008 and provides consulting services to firms in the financial sector. Ms. Ajmera has over twenty five years’ experience in fund management, predominantly in emerging markets. .	Nominee only; not currently a Trustee	1

Independent non-executive director of Aberdeen Asia-Pacific Income Investment Company Limited since 2015; independent non-executive director of Aberdeen Japan Equity Fund since 2014 and chair thereof since December 2017.

Neville J. Miles* Year of Birth: 1946	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	2011	27	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (Chairman).
Rahn K. Porter* Year of Birth: 1954	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013. Previously he was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	2016	26	Director, CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.
Steven N. Rappaport* Year of Birth: 1948	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm)	2016	25	Director of Credit Suisse Funds, Credit Suisse Asset Management Income Fund, Inc. and

Name, Address of Nominee/ Trustee, Year of Birth	Principal Occupation or Employment During Past Five Years	Trustee Since(1)	Number of Funds in Fund Complex Overseen by Nominee/ Trustee(2)	Other Directorships During Past Five Years
	since 2004.

Credit Suisse High Yield Bond Fund. Director, from 2006 to 2018 of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. and iCAD, Inc. (a surgical and Medical instruments and Apparatus company). Director, from 2003 to 2018, of Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. Director of Backstage, LLC (publication) from 2013 to 2018.

INDEPENDENT TRUSTEES:
P. Gerald Malone* Year of Birth: 1950

Currently independent director of Bionik Laboratories Corp., a US healthcare company; Chairman Aberdeen Funds; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Dynamic Dividend Fund; Aberdeen Total Dynamic Dividend Fund; Aberdeen Global Premier Properties Fund; Aberdeen Income Credit Strategies Fund; Director of Aberdeen Australia Equity Fund, Inc. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.

		2007 Chairman of the Board	31

Director of Aberdeen Asia-Pacific Income Investment Company Limited, Bionik Laboratories Corporation (robotic healthcare), Ultrasis plc (Chairman) (healthcare services) from 1999-2014, Crescent OTC Ltd (Chairman) (pharmaceutical services) from 2007-2018, Fluid Oil Ltd (Chairman) (oil services) from 2015-2018 and Reguvenan LLC (wellbeing) from 2015-2017.

Peter D. Sacks* Year of Birth: 1945	Mr. Sacks served as Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) from 2015 to 2017. Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	2007	27	Director of Tricon Capital Group Inc. Director of Toron Capital Markets Inc. from 1988 to 2015 and Children’s Education Funds Inc. from 2007 to 2015.
Warren C. Smith* Year of Birth: 1955	Mr. Smith has been a global strategist at MRB Partners, Inc. (independent investment research and consultancy firm) since 2010.	2007	25	Director of Aberdeen Asia-Pacific Income Investment Company Limited.
INTERESTED TRUSTEE:
Martin Gilbert*‡ Year of Birth: 1955	Mr. Gilbert is the Chairman of Aberdeen Standard Investments and formerly the Co-Chief Executive of Standard Life Aberdeen PLC. Prior to this, Mr. Gilbert was a co-founder and the Chief Executive of	2007	30	None.

Name, Address of Nominee/ Trustee, Year of Birth	Principal Occupation or Employment During Past Five Years	Trustee Since(1)	Number of Funds in Fund Complex Overseen by Nominee/ Trustee(2)	Other Directorships During Past Five Years
Aberdeen Asset Management, which was established as a dedicated asset manager in 1983.

(1) Each Trustee holds office for an indefinite term until his or her successor is elected and qualified.

(2) The “Fund Complex” consists of the Trust which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 5 portfolios).

* Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania  19103, Attn: Alan Goodson.

‡ Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with ASII.

Additional Information About the Board of Trustees

The Board believes that each Trustee’s/nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee/nominee possesses the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’/nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with ASII, Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Standard Investments (Asia) Limited (“ASIAL”) (together, the “Subadvisers”), affiliates of ASII and subadvisers of certain of the Funds, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee/nominee can make to the Board and the Funds.  A Trustee’s/nominee’s ability to perform his or her duties effectively may have been attained through the Trustee’s/nominee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee/nominee in addition to the information set forth in the table above: Mr. Gilbert, investment management experience as Chief Executive Officer and director roles within the Fund Complex, board experience with other public companies and investment trusts; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies; Mr. Rappaport, financial services, investment management and executive experience with private investment firms and board experience with other public and private companies, including fund companies; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Smith, experience as managing editor and director of a financial publications firm; and Ms. Ajmera, financial background in fund management, predominantly in emerging markets, experience with UK closed end fund non-executive trusteeships, graduate of the London School of Economics.

The Board believes that the significance of each Trustee’s/nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee/nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee/nominee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees/nominees, pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Trustee/nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is currently composed of six Independent Trustees and one Interested Trustee, Martin J. Gilbert. If all of the Trustee nominees are elected, the number of Independent Trustees on the Board would increase to seven. The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.  The Board met 7 times during the fiscal year ended October 31, 2019.

The Board has established a committee structure that includes an Audit and Valuation Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit and Valuation Committee (the “Audit Committee”) is comprised of Messrs. Malone, Miles, Porter, Rappaport, Sacks and Smith.  Mr. Porter serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or ASII that the Trust, ASII or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditor their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditor regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Audit Committee or brought to the attention of the Audit Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit.  The independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.  Each of the members has a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

The purpose of the Audit Committee is also to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Audit Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by ASII’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Audit Committee met 6 times during the fiscal year ended October 31, 2019.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is comprised of Messrs. Malone, Sacks and Smith, all of whom are Independent Trustees.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; and (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the Independent Trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.  A copy of the Nominating Committee charter is available at https://www.aberdeenstandard.com/docs?editionId=719d50b3-28c1-497d-955b-96f60c68f2e8.  The Nominating Committee met 2 times during the fiscal year ended October 31, 2019.

Process of Evaluation of Independent Trustee Candidates

The Trust’s Nominating Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board; recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Board with respect to Board composition, procedures and committees; monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees; and oversees periodic evaluations of the Board and its committees. Persons recommended by the Trust’s Nominating Committee as candidates for nomination as Independent Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfil their duties and/or to satisfy any independence requirements imposed by law or regulation.  The Chairman of the Board, Mr. Malone, recommended that the Nominating Committee consider, in addition to the nominees who are already Trustees of the Trust, nominating Ms. Ajmera.

While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from shareholders to the Board. The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  Assuming that appropriate biographical and background material is provided for Independent Trustee candidates recommended by shareholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Trustees of the Trust.

Board Leadership Structure and Risk Oversight

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of ASII, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Subadvisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of ASII, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, ASII, the Subadvisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires ASII to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2: AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION

Proposal 2 is to amend the fundamental investment restriction regarding industry concentration, as set forth below, for each of the following fifteen Funds: Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund, Aberdeen Dynamic Allocation Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Absolute Return Strategies Fund,  Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund), Aberdeen International Equity Fund, Aberdeen International Small Cap Fund, Aberdeen U.S. Mid Cap Equity Fund and Aberdeen U.S. Small Cap Equity Fund (previously defined as the “Proposal 2 Funds”).

The 1940 Act requires registered investment companies, like the Proposal 2 Funds, to have “fundamental” investment policies governing specified investment practices. Investment companies may also voluntarily designate policies relating to other investment practices as fundamental. “Fundamental” investment policies can be changed only by a shareholder vote. The 1940 Act requires a fund to recite in its registration statement, among other things, its policy in respect of concentrating investments in a particular industry or group of industries, including whether it reserves the freedom to concentrate investments in a particular industry or group of industries. If a fund reserves this freedom, it must include a statement that indicates the extent to which it intends to concentrate its investments. The SEC has taken the position that a fund that invests more than 25% of its assets in a particular industry is concentrating its investments. The 1940 Act further requires a fund to obtain shareholder approval to change its concentration policy.

Each Proposal 2 Fund has adopted a policy to not concentrate its investments in any particular industry (the “Concentration Policy”). The current Concentration Policy specifies, with respect to each Proposal 2 Fund, that certain industries are considered separate industries for the purposes of determining whether the Proposal 2 Fund is 25% invested. It is proposed that the Concentration Policy be simplified to remove the delineation of what industries are considered separate.  The current Concentration Policy and the proposed Concentration Policy are set out in the following table:

Current Concentration Policy	Proposed Concentration Policy

Each Fund may not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. For each Fund except the U.S. Multi-Cap Equity Fund and Japanese Equities Fund, the following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance; except that with respect to the Emerging Markets Debt Fund, commercial mortgage and residential mortgage are not considered separate industries. For the

Each Fund may not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. For the Intermediate Municipal Income Fund, this limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

Current Concentration Policy	Proposed Concentration Policy
Tax-Free Income Fund, this limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

Each Proposal 2 Fund currently relies on a third-party industry classification system (e.g., Bloomberg, Global Industry Classification Standard or Barclays Live) for purposes of monitoring for compliance with the current Concentration Policy.  If shareholders of the applicable Proposal 2 Fund approve Proposal 2, the Proposal 2 Fund would continue to rely on a third-party industry classification system for purposes of monitoring for compliance with the proposed Concentration Policy. The proposed Concentration Policy, if approved by shareholders of a Proposal 2 Fund, is not expected to result in a change to the portfolio holdings or risk profile of the Proposal 2 Fund or how the Proposal 2 Fund is managed.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of each Proposal 2 Fund vote FOR Proposal 2 with respect to their Fund.

INVESTMENT ADVISER AND OTHER TRUST SERVICE PROVIDER INFORMATION

Investment Adviser. Under an Investment Advisory Agreement with the Trust, ASII manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, ASII manages the day-to-day investments of the assets of the Funds.  For certain Funds, ASII also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the Subadvisers who manage the investment portfolio of a particular Fund.  ASII is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, ASII does not intend to do so as a routine matter at this time. ASII is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.

Sub-Advisers. Certain of the Funds are subadvised by the Subadvisers, affiliates of ASII.  ASII and the Subadvisers are each wholly-owned subsidiaries of Standard Life Aberdeen plc.  Standard Life Aberdeen plc manages or administers approximately $669.6 billion in assets as of June 30, 2019.  Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and has a strong position in the pensions and savings market. Martin Gilbert, Trustee of the Trust, is the Co-Chief Executive Officer of Standard Life Aberdeen plc. Messrs. Andolina, Goodson, Hendry and Mmes. Melia, Nichols, and Sitar, who serve as officers of the Trust, are also Trustees and/or officers of ASII.

AAML is located at Bow Bells House, 1 Bread Street London, England EC4M9HH.  ASIAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

In rendering investment advisory services, ASII, ASIAL and AAML may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated persons of ASII or the Subadvisers. No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

Administrator. ASII also serves as the administrator to the Trust and its principal office is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. ASII is an indirect subsidiary of Standard Life Aberdeen.

Distributor. The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby AFD will act as principal underwriter for the

Trust’s shares.  The principal business address of AFD is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with ASII.

Transfer Agent.  The Trust has entered into a Transfer Agency and Service Agreement with DST Asset Manager Solutions (“DST”), 333 West 11th Street, Kansas City, Missouri 64105, whereby DST provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant.  The Trust has entered into an Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company (“State Street”), which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Funds.

SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date.

[ABERDEEN: PLEASE INSERT TABLE WITH SHARES OUTSTANDING OF EACH CLASS OF EACH SERIES OF THE TRUST].

OFFICERS OF THE TRUST

The executive officers of the Trust, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Trust (as defined in the 1940 Act) by virtue of that individual’s position with ASII or its affiliates described in the table below.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Chairman- Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASII’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASII’s registered funds.

Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrews Square, Edinburgh EH2 2AH Year of Birth: 1977	Vice President — Compliance (Since March 2011)	Currently, Chief Risk Officer — Europe, the Middle East and Africa. Mr. Cotton joined ASII in 2010.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for Aberdeen Standard Investments Inc.
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Year of Birth: 1974
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in July 2007.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Director, Vice President and Head of Product—Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASII’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASII in 2000.

Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined ASII in 1991.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street, London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASII in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street, London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)

Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Josh Duitz** Aberdeen Standard Investments Inc. 712 Fifth Ave, 49th Floor New York, NY 10019 Year of Birth: 1970	Vice President (Since March 2019)

Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Mr. Duitz joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager.

Svitlana Gubriy** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street, London, EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)

Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Prior to joining Standard Life Investments in 2005, Ms. Gubriy worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv (Ukraine).

Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services U.S. for Aberdeen Standard Investments Inc. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Brian O’Neill** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager — U.S. for Aberdeen Standard Investments Inc. Mr. O’Neill joined Aberdeen Standard Investments Inc. in 2008.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Year of Birth: 1968
Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration — U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.
Andrew Kim** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

* Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

** Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Cotton, Mr. Andolina, Mr. Young, Ms. Sitar, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the funds in the Fund Complex.

TRUSTEE/NOMINEE OWNERSHIP OF SECURITIES AND COMPENSATION

As of October 31, 2019, no Trustee or nominee, nor any of their immediate family members, owned beneficially or of record any class of securities in ASII or AFD or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) ASII or AFD.  As of October 31, 2019, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Trust’s outstanding shares of beneficial interest.

Ownership in the Funds

Set forth in the table below is the dollar range of equity securities in the Funds and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee or nominee as of October 31, 2019.

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
INDEPENDENT NOMINEES/TRUSTEES
Radhika Ajmera	[ ]	[ ]
P. Gerald Malone	[ ]	[ ]
Neville J. Miles	[ ]	[ ]
Rahn K. Porter	[ ]	[ ]
Steven N. Rappaport	[ ]	[ ]
Peter D. Sacks	[ ]	[ ]
Warren C. Smith	[ ]	[ ]
INTERESTED TRUSTEE
Martin Gilbert	[ ]	[ ]

*As of October 31, 2019, the Family of Investment Companies consisted of the Trust, which contained 24 portfolios, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs

(consisting of 5 portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies.  Ownership information is provided with respect to only those funds that each Trustee oversaw as of October 31, 2019.

Compensation from the Funds

The compensation table below sets forth the total compensation that each Trustee/nominee received from each series of the Trust, the Trust as a whole and the Fund Complex for the fiscal year ended October 31, 2019. The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust. The officers of the Trust did not receive any compensation from the Trust. ASII, which pays the compensation and certain expenses of the officers of ASII who serve as officers of the Trust, receives advisory and administration fees from the Trust.

Name of Nominee/Trustee
	Radhika Ajmera	P. Gerald Malone	Rahn K. Porter	Steven N. Rappaport	Peter D. Sacks	Neville J. Miles	Warren C. Smith	Martin Gilbert
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Aberdeen China A Share Equity Fund
Aberdeen Diversified Alternatives Fund
Aberdeen Diversified Income Fund
Aberdeen Dynamic Allocation Fund
Aberdeen Dynamic Dividend Fund
Aberdeen Emerging Markets Debt Fund
Aberdeen Emerging Markets Fund
Aberdeen Focused U.S. Equity Fund
Aberdeen Global Absolute Return Strategies Fund
Aberdeen Global Equity Fund
Aberdeen Global Infrastructure Fund
Aberdeen Income Builder Fund
Aberdeen Intermediate Municipal Income Fund
Aberdeen International Equity Fund
Aberdeen International Real Estate Equity Fund
Aberdeen International Small Cap Fund
Aberdeen Japanese Equities Fund
Aberdeen Realty

Income & Growth Fund
Aberdeen Short Duration High Yield Municipal Fund
Aberdeen Ultra Short Municipal Income Fund
Aberdeen U.S. Mid Cap Equity Fund
Aberdeen U.S. Multi-Cap Equity Fund
Aberdeen U.S. Small Cap Equity Fund
Total from the Trust
Total from the Fund Complex

INDEPENDENT PUBLIC ACCOUNTANT

Each Fund’s Independent Public Accountant

The Trust’s Independent Trustees have selected KPMG LLP (“KPMG”), located at 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Funds for the fiscal year ending October 31, 2020.  KPMG has been the independent registered public accounting firm for the Funds since [  ]. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond for questions raised by shareholders, if any, during the Meeting.

Independent Auditor’s Fees

The following table sets forth the aggregate fees billed for professional services rendered to each Fund by KPMG  for the fiscal years ended October 31, 2018 and October 31, 2019:

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	2018	2019	2018	2019	2018	2019	2018	2019
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Aberdeen China A Share Equity Fund
Aberdeen Diversified Alternatives Fund
Aberdeen Diversified Income Fund
Aberdeen Dynamic Allocation Fund
Aberdeen Dynamic Dividend Fund
Aberdeen Emerging Markets Debt Fund
Aberdeen Emerging Markets Fund
Aberdeen Focused U.S. Equity Fund
Aberdeen Global Absolute Return Strategies Fund
Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund
Aberdeen Income Builder Fund
Aberdeen Intermediate Municipal Income Fund
Aberdeen International Equity Fund
Aberdeen International Real Estate Equity Fund
Aberdeen International Small Cap Fund
Aberdeen Japanese Equities Fund
Aberdeen Realty Income & Growth Fund
Aberdeen Short Duration High Yield Municipal Fund
Aberdeen Ultra Short Municipal Income Fund
Aberdeen U.S. Mid Cap Equity Fund
Aberdeen U.S. Multi-Cap Equity Fund
Aberdeen U.S. Small Cap Equity Fund
Total from the Trust
Total from the Fund Complex

The Audit and Valuation Committee approved 100% of the audit-related, tax and all other fees described in the table above.

Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter authorizes the Audit Committee to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to ASII or a Subadviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination by delegation shall be presented to the full Committee at its next meeting.

The aggregate fees billed by KPMG for non-audit services rendered to the Funds, the Adviser, and any entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Funds for the fiscal year ended October 31, 2018 and October 31, 2019 were $[  ] and $[  ], respectively. The Audit and Valuation Committee considered any fees paid to the Independent Auditors by the Adviser, and any entities controlling, controlled by, or under common control with the Adviser and determined that these fees, if any, did not impact the independence of the Independent Auditors.

Report of the Audit and Valuation Committee

The Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to ASII, and any service provider to a Fund controlling, controlled by or under common control with ASII that provided ongoing services to the Fund (“Covered Service Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The aggregate fees billed by KPMG for non-audit services rendered to the Funds, ASII and any Covered Service Providers for the fiscal year ended October 31, 2018 was $[  ], and for the fiscal year ended October 31, 2019 was $[  ].

All of the services described in the table above were pre-approved by the Audit and Valuation Committee.

The Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, each Fund’s independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to ASII, and receive the independent auditor’s specific representations as to its independence, delineating all relationships between the independent auditor and the Funds, consistent with the Independent Standards Board (“ISB”) Standard No. 1. The Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or ASII that a Fund, ASII or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Fund and to consider whether such services are consistent with the independent auditor’s independence.

The Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of the Record Date, the following shareholders were shown in the Trust’s records as owning more than 25% of a Fund’s shares.  The Trust does not know of any other person who owns beneficially more than 25% of a Fund’s shares except as set forth below.

[TABLE TO BE INSERTED]

As of the Record Date, the following shareholders were shown in the Trust’s records as beneficially owning more than 5% or more of any class of each Fund’s voting securities.  The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of each Fund’s shares except as set forth below.

[TABLE TO BE INSERTED]

SHAREHOLDER COMMUNICATIONS

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Trust’s office or directly to such Trustee(s) at the address specified for each Trustee above. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Trust or personnel of ASII. The Trust has retained AST Fund Solutions, LLC (“AST”) to assist in the proxy solicitation. The fee for such services is estimated at $51,019, plus reimbursement of expenses. The expenses connected with the solicitation of proxies by AST and with any proxies which may be solicited by the Trust’s officers or agents in person or by telephone will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding the Trust’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees. Please advise the Trust, c/o Megan Kennedy, Secretary of Aberdeen Funds, Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners of these shares.

SHAREHOLDER PROPOSALS

The Trust does not hold regular annual meetings of shareholders for any of the Funds and does not intend to hold future regular annual or special meetings of any one or more Funds unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Megan Kennedy, Secretary of Aberdeen Funds, Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

DELIVERY OF PROXY

Unless the Trust has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at [phone number]. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Trust in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Trust at [phone number].

By order of the Board of Trustees,
/s/ Megan Kennedy
Megan Kennedy
Vice President and Secretary of the Trust
1900 Market Street, Suite 200
Philadelphia, PA 19103

January [10], 2020

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ABERDEEN FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 25, 2020

The undersigned hereby appoints Alan Goodson, Megan Kennedy and Andrew Kim, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of Aberdeen Funds (“the Trust”), to be held at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, Pennsylvania 19103, on Wednesday, February 25, 2020, at 10:30 a.m., Eastern Time, and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Trust held by the undersigned at the close of business on December 23, 2019.  Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 814-4284.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on February 25, 2020.  The proxy statement for this meeting is available at:

https://vote.proxyonline.com/aberdeen/docs/aberdeenfunds2020.pdf

[FUND NAME]	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal below has been proposed by the Board of Trustees.

The proxy will be voted as specified below.  If the proxy is executed, but with respect a proposal where no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above named proxies as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof.  Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:•

PROPOSAL 1:	ELECTION OF TRUSTEES	FOR	WITHHOLD

	1-1. Rahn K. Porter	¡	¡

	1-2. Neville J. Miles	¡	¡

	1-3. Steve Rappaport	¡	¡

	1-4. Radhika Ajmera	¡	¡

		FOR	AGAINST	ABSTAIN

PROPOSAL 2:	AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION	¡	¡	¡

Your vote is important.  If you are unable to attend the Special Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting.  You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING